EXHIBIT 10 (i)
--------------
                      SEVENTH AMENDMENT TO LOAN AGREEMENT
                      -----------------------------------



      THIS SEVENTH AMENDMENT TO LOAN AGREEMENT ("Sixth Amendment") is dated as of July 29, 1997 by and between BANYAN STRATEGIC REALTY TRUST, a Massachusetts business trust ("Borrower"), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association ("Lender").

      WHEREAS, Borrower and Lender entered into a Loan Agreement dated as of December 1, 1994 (the "Original Loan Agreement") relating to a loan made by Lender to Borrower in the maximum principal amount outstanding at any time not to exceed the lesser of (i) $15,000,000, and (ii) sixty percent (60%) of the Collateral Value of all of the Designated Properties and Designated Debt Instruments, as more fully set forth in the Original Loan Agreement; and

      WHEREAS, Borrower and Lender entered into that certain Amendment to Loan Agreement dated as of December 1, 1994 (the "First Amendment") pursuant to which certain Designated Properties, Designated Debt Properties and Property Owners were withdrawn from the Original Loan Agreement; and

      WHEREAS, Borrower and Lender entered into that certain Second Amendment to Loan Agreement dated as of December 21, 1994 (the "Second Amendment") pursuant to which a Designated Property and Property Owner were withdrawn from the Original Loan Agreement; and

      WHEREAS, Borrower and Lender entered into that certain Third Amended Loan Agreement dated as of December 18, 1995 (the "Third Amendment") pursuant to which, among other things, Borrower and Lender increased the amount set forth in subclause (i) of the first Recital paragraph herein from $15,000,000 to $30,000,000; and

      WHEREAS, Borrower and Lender entered into that certain Fourth Amendment to Loan Agreement dated as of January 7, 1997 (the "Fourth Amendment") pursuant to which, among other things, (a) Borrower and Lender further changed the amount set forth in subclause (i) of the first Recital paragraph herein to $20,000,000 and (b) the Loan Maturity Date was extended to May 31, 1998, and (c) the Loan Conversion Date was extended to May 31, 1997; and

      WHEREAS, Borrower and Lender entered into that certain Fifth Amendment to Loan Agreement dated as of March 7, 1997 (the "Fifth
Amendment") pursuant to which, among other things, there was reflected the then current Designated Properties and Property Owners; and

      WHEREAS, Borrower and Lender entered into that certain Sixth Amendment to Loan Agreement dated as of April 29, 1997 (the "Sixth Amendment") pursuant to which, among other things, Borrower and Lender (a) increased the amount set forth in subclause (a) of the fifth Recital paragraph herein from $20,000,000 to $30,000,000, (b) changed the date set forth in subclause (b) of the fifth Recital paragraph herein from May 31, 1998 to November 30, 1998, subject to extension to May 31, 1999 as therein provided and (c) further amended the Loan Agreement as therein set forth (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment is hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, Borrower and Lender desire to further amend the Loan Agreement as herein set forth.

      NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, Borrower and Lender do hereby agree as follows:

1. DEFINITIONS. Capitalized terms used in this Seventh Amendment but not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

2.    ADDITIONAL DESIGNATED PROPERTY; ADDITIONAL PROPERTY OWNER.

             a. The property listed on EXHIBIT "A" attached hereto and made a part hereof (the "Morrow, Georgia Designated Property") shall be considered a Designated Property in addition to the Designated Properties previously identified in the Loan Agreement. Without limiting the generality of the foregoing, and except as specifically set forth herein, all representations, warranties, covenants, agreements and other provisions of the Loan Agreement relating to Designated Properties shall be deemed to be made on and as of the date hereof with respect to the Morrow, Georgia Designated Property, as if the Morrow, Georgia Designated Property were initially included as a Designated Property in the Loan Agreement.

             b. BSRT Southlake L.L.C., an Illinois limited liability company, being the property owner listed on EXHIBIT "A" hereto ("Morrow, Georgia Property Owner") shall be considered a Property Owner in addition to the other Property Owners identified in the Loan Agreement (and also, therefore, included within the term Borrowing Entities). Without limiting the generality of the foregoing, and except as specifically set forth herein, all representations, warranties, covenants, agreements and other provisions of the Loan Agreement relating to Property Owners shall be deemed to be made on and as of the date hereof with respect to the Morrow, Georgia Property Owner as if the Morrow, Georgia Property Owner were initially included as a Property Owner in the Loan Agreement.

             c. The Deed To Secure Debt, Assignment and Security Agreement, Mortgage and Additional Collateral Documents executed pursuant hereto, as they may be amended from time to time, shall be considered a Mortgage and Additional Collateral Documents, respectively, under the Loan Agreement, as amended hereby, in addition to the other Mortgages and Additional Collateral Documents referred to thereunder. Without limiting the generality of the foregoing, all representations, warranties, covenants, agreements and other provisions in the Loan Agreement relating to Mortgages and Additional Collateral Documents shall be deemed to be made on and as of the date hereof with respect to the said Deed To Secure Debt, Assignment and Security Agreement and Additional Collateral Documents being executed pursuant hereto.

             d. After giving effect to the provisions of Section 8a and 8b hereof, the Designated Properties and the Property Owners shall be as set forth on EXHIBIT "B" attached hereto and made a part hereof.

3. DELIVERIES. Concurrent herewith, Borrower will deliver or cause to be delivered to Lender the following documents each in form, substance and execution and showing solely matters satisfactory to Lender:

             a. A Guaranty with respect to payments due under the $10,000,000 Note and the Amended and Restated Note (jointly, the "Notes") executed by the Morrow, Georgia Property Owner identified on EXHIBIT "A" hereto.

             b. Deed To Secure Debt, Assignment and Security Agreement executed by the Morrow, Georgia Property Owner, subject only to the Permitted Title Exceptions set forth on EXHIBIT C attached hereto.

             c.    UCC Financing Statements

             d. An Assignment of Leases and Rents, with respect to the Morrow, Georgia Designated Property, executed by the Morrow, Georgia Property Owner.

             e. A Pledge of Membership Interests in the Morrow, Georgia Property Owner, executed by each Member, BSRT UPREIT Limited Partnership, an Illinois limited partnership, and BSRT UPREIT Corp., an Illinois corporation.

             f. An Assignment of Licenses and Permits, with respect to the Morrow, Georgia Designated Property executed by the Morrow, Georgia Property Owner, in favor of Lender and consents thereto by all licensing and permitting authorities.

             g. An Assignment of Management Contract, with respect to the Morrow, Georgia Designated Property, executed by the Morrow, Georgia Property Owner in favor of Lender and a consent thereto by the managing agent.

             h. An Environmental Indemnity, with respect to the Morrow, Georgia Designated Property, executed by Borrower and the Morrow, Georgia Property Owner.

             i. An ADA Indemnity, with respect to the Morrow, Georgia Designated Property, executed by Borrower and the Morrow, Georgia Property Owner.

             j. A copy of any and all Tenant Leases with the Occupancy Tenants at the Morrow, Georgia Designated Property, certified to Lender by Borrower and the Morrow, Georgia Property Owner to be true, correct and complete.

             k. A copy of the Rent Roll for the Morrow, Georgia Designated Property, certified to Lender by Borrower and the Morrow, Georgia Property Owner to be true, correct and complete.

             l. Certified resolutions of the Trustees of Borrower authorizing the execution of this Seventh Amendment, the documents provided herein by Borrower and the Morrow, Georgia Property Owner and the rendering of full performance therein.

             m. A certified copy of the organizational documents and operating agreement of the Morrow, Georgia Property Owner, and certified corporate resolutions of the directors thereof, authorizing the execution of the Deed To Secure Debt, Assignment and Security Agreement, Additional Collateral Documents and/or amendments to any or all of the foregoing.

             n. Copies of all recorded documents affecting the Morrow, Georgia Designated Property.

             o. Such estoppel certificates, subordination and attornment agreements and other certificates, documents and assurances from and with respect to the Occupancy Tenants at the Morrow, Georgia Designated Property as Lender may require.

             p. Such other papers, instructions and documents as the Title Insurer may require for the issuance of title insurance commitments or interim binders, for a mortgage title insurance policy or policies in such forms and amounts, and with such endorsements as Lender reasonably may require.

             q. Such other documents and instruments as are required pursuant hereto whether as conditions precedent to any of Lender's obligations, or otherwise, or pursuant to any one or more of the Note, Deed to Secure Debt, Assignment and Security Agreement, or any of them, any one or more of the items of Additional Collateral Documents or any amendment to any of the foregoing.

4. REPRESENTATIONS AND WARRANTIES. Without limitation of any representations and warranties in the Loan Agreement, or of any of the provisions hereof, Borrower hereby represents, warrants and covenants as follows:

             a. All representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof. All such representations and warranties, together with all covenants and agreements of Borrower set forth in the Loan Agreement, are hereby remade on and as of the date hereof.

             b. The Morrow, Georgia Property Owner has good and marketable fee simple title to the Morrow, Georgia Designated Property, subject only to such exceptions as are shown on EXHIBIT "C" attached hereto and made a part hereof. Borrower owns all of the issued and outstanding shares of stock of the Morrow, Georgia Property Owner, free and clear of any liens, claims or encumbrances (except to the extent shown on stock certificates of the Morrow, Georgia Property owner in respect of customary and mandatory restrictions under federal securities laws).

             c. Borrower has delivered to Lender true and correct copies of the Tenant Leases relating to the Morrow, Georgia Designated Property. Attached hereto as EXHIBIT "D" and made a part hereof is a true, correct and complete Rent Roll for the Morrow, Georgia Designated Property listing with respect to each Tenant Lease the security deposit, rent, expiration date and, if applicable, any renewal options, purchase options, rights of first offer or first refusal, termination rights and co-tenancy provisions, other material conditions.

             d.    The representations and warranties made in Paragraph A of
Article II of the Original Loan Agreement apply to this Seventh Amendment in the same manner as applicable therein to the Original Loan Agreement, and also apply to the documents being executed pursuant hereto in the same manner as applicable therein to the Notes, Reimbursement Agreement, Mortgages and Additional Collateral Documents.

             e. The funds advanced by Lender concurrent herewith have been utilized and applied solely for the purchase price paid for the acquisition of the Morrow, Georgia Designated Property by the Morrow, Georgia Property Owner.

      The representations and warranties contained in this Seventh Amendment are true as of the date hereof and will be true and will be deemed remade at and as of the date of any disbursement of the proceeds of the Loan, except for the necessary effect of the transactions contemplated by the Loan Agreement as amended by this Seventh Amendment.

5. AVAILABLE CASH. Until September 30, 1997, the reference to $3,000,000 in subparagraph 1 of Article III, Paragraph Q of the Original Loan Agreement shall be $1,500,000. Commencing as of September 30, 1997 the said amount shall automatically revert to $3,000,000.

6. COUNTERPARTS. This document may be executed in two (2) or more counterparts, all of which taken together shall constitute one (1) original.

7. HEADINGS. Section headings used herein are for reference and convenience only and are not intended to be substantive and shall not be deemed to limit or otherwise affect the interpretation of this Seventh Amendment.

8. CONFLICT; INCONSISTENCY. Except as amended by this Seventh Amendment, the Loan Agreement shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Loan Agreement and the terms and provisions of this Seventh Amendment, the terms and provisions of this Seventh Amendment shall control to the extent necessary to resolve such conflict or inconsistency. Upon full execution of this Seventh Amendment, any references herein or elsewhere to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended by this Seventh Amendment.

9. SUCCESSORS; ASSIGNS; INTEGRATION; LAW. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This instrument has been made, executed and delivered in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois.

      IN WITNESS WHEREOF the parties have executed this Seventh Amendment as of the day and year first above set forth.

LENDER:                               BORROWER:
------                                --------

AMERICAN NATIONAL BANK AND            BANYAN STRATEGIC REALTY TRUST,
TRUST COMPANY OF CHICAGO,             a Massachusetts business trust
a national banking association


By:   executed signature              By:   executed signature
      --------------------------            -------------------------
Its:  Vice President                  Its:  First Vice President

                                  EXHIBIT "A"
                      MORROW, GEORGIA DESIGNATED PROPERTY




             PROPERTY                       PROPERTY OWNER
             --------                       --------------

             3000 Corporate Center          BSRT Southlake L.L.C., an
             Morrow, Georgia                Illinois limited liability
                                            company

                                  EXHIBIT "B"
                    TO SEVENTH AMENDMENT TO LOAN AGREEMENT

DESIGNATED PROPERTY                   PROPERTY OWNER
-------------------                   --------------

Fountain Square Office Building       BSRT Fountain Square Corporation, an
(Colonial Penn Building)              Illinois corporation
(Tampa Florida)

Buildings A, C, D & F                 BSRT Lexington Trust, a Massachusetts
Lexington Business Center             business trust
Lexington, Kentucky
("Kentucky I Property")

Building B                            BSRT Lexington B Corp.,
Lexington Business Center             an Illinois corporation
1300 New Circle Road
Lexington, Kentucky
("Kentucky II Property")

Newtown Distribution Center           BSRT Newtown Trust, a Massachusetts
Lexington, Kentucky                   business trust
("Newtown Property")

Phoenix Business Park                 BSRT Phoenix Business Park Corp., an
Atlanta, Georgia                      Illinois corporation

Butterfield Office Plaza              BSRT Butterfield Office Plaza, Inc.,
Oak Brook, Illinois                   an Illinois corporation

3000 Corporate Center                 BSRT Southlake L.L.C., an
Morrow, Georgia                       Illinois limited liability company



DESIGNATED DEBT PROPERTY              DESIGNATED DEBT PROPERTY OWNER
------------------------              ------------------------------

None                                        None

                                  EXHIBIT "C"
                          PERMITTED TITLE EXCEPTIONS

1. General and special taxes or assessments for 1997 and subsequent years not yet due and payable, and any additional taxes which may result form a reassessment of caption property.

2. Easement from Mr. Fred M. Bell to Georgia Power Company, dated August 24, 1940, recorded in Deed Book 35, Page 158, Clayton County, Georgia Records as depicted on the survey prepared by H.E. Harper, Land Surveyor, April 21, 1995, revised July 28, 1997.

3. Easement from Fred M. Bell to Georgia Power Company, dated March 31, 1947, recorded in Deed Book 52, Page 600, aforesaid records as depicted on the survey prepared by H.E. Harper, Land Surveyor, April 21, 1995, revised July 28, 1997.

4. Drainage easement for Interstate 75 condemned by Order and Judgment on Declaration of Taking, State Highway Department of Georgia vs. 20.26 acres of land; and a Drainage Easement, and Sara Ruby Barton Bell a/k/a Sara Ruby Barton Bell Cowart, dated November 6, 1967, recorded under Civil Action File Number 10035, aforesaid records.

5. Easement from Corporate Center, Inc. to Georgia Power Company, dated November 12, 1990, recorded in Deed Book 1682, Page 494, aforesaid records.

(Not Plottable)

6. Declaration of Protective Covenants and Grant of Easements between Georgia Federal Bank, FSB, successor in title to Ansley Development Corporation, Corporate Center, Inc., and Corporate Center Development, Inc., dated as of July 26, 1991, recorded in Deed Book 1728, Page 567, aforesaid records.

7. Terms, Conditions and Provisions of the document creating the easement described as Parcel II in Exhibit "A", together with the rights of the adjoining owners in and to the concurrent use of said easement.

8. Rights of tenants, as tenants only, under unrecorded leases for portions of the property, for the terms (and extension options) set forth on Exhibit hereto, which leases do not contain rights of first refusal, rights of first offer or options to purchase in respect of the subject property.

                                  EXHIBIT "C"
                      PERMITTED TITLE EXCEPTION (CONT'D)


9. ALTA/ACSM title survey for B.S.R.T. Southlake, L.L.C., American National Bank & Trust Company of Chicago and First American Title Insurance Company dated April 21, 1995, last revised July 28, 1997 and bearing the seal and certification of H.E. Harper, Georgia Registered Land Surveyor No. 1321, discloses the following:

      (a) Sanitary sewer lines and manholes crossing the southwestern and southern boundary lines of subject property and extending into the Ingress-Egress Easement area.

      (b) Abandoned telephone pole, telephone line and catch basin with drop inlet located within the southwestern boundary line of subject property.

      (c) Transformer and electric meter located within the northeastern boundary line of subject property;

      (d) Corrugated metal pipes, drop inlet, junction boxes and headwall located near the northeastern corner of subject property;

      (e) Detention Pond located at the northeastern corner of subject property and extending across the northeastern boundary line thereof onto adjacent property by an undisclosed distance;

      (f) Water meter located along the southeastern boundary line of subject property; and

      (g) Light poles, clean outs and water box located on subject property.

      (h) Curb encroachment from adjoining parcel of property over onto Parcel I by an undisclosed distance.

The following item numbered 10 only affects title to the land, exclusive of subject property, burdened by the proration of Protective Covenants and Grant of Easements between Georgia Federal Bank, FSB, Ansley Development Corporation, Corporate Center, Inc., and Corporate Center Development, Inc., dated as of July 26, 1991 recorded in Deed Book 1728, Page 567, Clayton County, Georgia Records;

Easement from Mrs. Ruby Barton Bell to Georgia Power Company, dated March 31, 1947, recorded in Deed Book 52, Page 597, aforesaid records (only affects the Ingress/Egress Easement Area).



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                                  EXHIBIT "D"
                                   RENT ROLL


                              DATED AUGUST, 1997

                                      FOR

                     3000 CORPORATE CENTER DRIVE PROPERTY